Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AXA Equitable Life Insurance Company (the “Company”) for the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bertrand Poupart-Lafarge, Executive Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2012

/s/ Bertrand Poupart-Lafarge
Bertrand Poupart-Lafarge
Executive Vice President, Chief Financial
Officer, Chief Investment Officer and Treasurer